UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08703

BNY Mellon High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	09/30/22

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon High Yield Strategies Fund

SEMI-ANNUAL REPORT September 30, 2022

BNY Mellon High Yield Strategies Fund

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from April 1, 2022, through September 30, 2022, as provided by the fund’s primary portfolio managers, Chris Barris and Kevin Cronk, of Alcentra NY, LLC, sub-adviser (as of November 1, 2022)

Market and Fund Performance Overview

For the six-month period ended September 30, 2022, BNY Mellon High Yield Strategies Fund (the “fund”) produced a total return of −17.21% on a net-asset-value basis and a return of −20.47% on a market basis. Over the same period, the fund provided aggregate income dividends of $.111 per share.1 In comparison, the ICE BofA U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, posted a total return of −10.59% for the same period.2

High yield corporate bond prices declined over the six months under pressure from increasing inflation and sharp increases in the federal funds rate from the U.S. Federal Reserve (the “Fed”). The fund underperformed the Index on a net-asset-value and market basis primarily due to overweight exposure to bonds rated B and CCC at a time when the market favored higher-rated issues.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below-investment-grade credit quality. Issuers of below-investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies. The fund may invest up to 10% of its total assets in floating-rate loans.

High Yield Underperforms as Rates Rise

Inflation increased during the reporting period under pressure from rising energy and commodity prices and global supply-chain disruptions, further exacerbated by the geopolitical uncertainties and western sanctions resulting from Russia’s invasion of neighboring Ukraine. In response, the Fed raised rates, implementing its first-rate hike since September 2018, in March 2022. The Fed followed that initial rate hike of 0.25% with a 0.50% increase in May, and three consecutive 0.75% increases in June, July and September—its most aggressive series of rate increases in decades. In total, the rate climbed from a range of 0.25-0.50% at the beginning of the period to 3.00-3.25% as of September 30, 2022, with further increases projected by the end of the year. The Fed also began the process of quantitative tightening, scaling back bond purchases as it allowed existing holdings to mature.

In the face of these changes, U.S. bond prices trended lower, spreads widened, and yields crept higher, with the sharpest rise in yields occurring in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 2.39% on April 1, 2022, to 3.83% on September 30, 2022, the 2-year Treasury bond yield rose from 2.44% to 4.22% during the same period. The spread between the 10-year and 2-year Treasury turned positive in early April and remained so in May and June; however, the yield curve inverted again (with short-term Treasury bonds offering higher yields than their longer-term counterparts) in July and remained inverted throughout the second half of the period. Not surprisingly, given these conditions, short-duration instruments generally outperformed their longer-duration counterparts during the period. With risks of an economic slowdown increasing and investor sentiment turning increasingly negative, Treasury bonds broadly outperformed corporate credits of similar duration, while among corporates, higher-rated instruments generally outperformed their lower-rated peers, and high yield funds experiencing significant outflows and low rates of issuance. Floating-rate bonds, which offer a degree of protection against rising interest rates, delivered stronger returns than most fixed-income securities. Collateralized loan obligations (CLOs), which also feature floating rates, outperformed fixed income, but lagged floating-rate bank loans amid high levels of volatility.

Credit Rating and Sector Selections Detract from Relative Returns

The fund’s returns relative to the Index were constrained by an emphasis on B-rated credits and modestly overweight exposure to CCC-rated credits—along with a corresponding underweight position among BB-rated credits—at a time when risk-averse markets generally favored higher-rated issues. Among corporate sectors, relative performance suffered due to overweight exposure to cruise lines, broadcasters and building materials producers, areas seen as vulnerable to slowing economic growth and rising interest rates. Conversely, relative performance benefited from good credit selection among technology and retail issues, and from strong security selection in the chemicals sector.

Shifting to a More Defensive Posture

As of the end of the reporting period, market sentiment is dominated by concerns regarding the Fed’s response to inflation and the potential impact of rising interest rates on economic growth. With further tightening expected through the end of 2022, and likely beyond, we expect volatility to remain high until clear signs emerge that the Fed’s efforts are bringing inflation under control. In addition, geopolitical tensions related to Russia’s ongoing invasion of Ukraine continue to further cloud the outlook for equity and bond markets alike. At the same time, the underlying fundamentals of the high yield asset class remain positive in terms of credit metrics, liquidity and default outlook.

In view of the market’s current challenges, we have shifted the fund to a more defensive posture in terms of credit quality and sector positions. Specifically, we have reduced the fund’s exposure to CCC-rated credits, while adding exposure to longer-duration, BB-rated issues at prices we find highly attractive. Among industry sectors, we have increased the fund’s holdings among areas somewhat insulated from macroeconomic conditions, such as cable, health care and technology, while decreasing exposure to more cyclically sensitive areas, such as chemicals, autos and consumer discretionary. We believe the fund’s

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

composition as of September 30, 2022, positions it to better absorb heightened market volatility while generating stronger relative performance.

October 17, 2022

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: FactSet — The ICE BofA U.S. High Yield Master II Constrained Index contains all securities in the ICE BofA U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2%, and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted, and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Collateralized Loan Obligations (“CLOs”) and other types of Collateralized Debt Obligations (“CDOs”) are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities. In addition to the general risks associated with credit instruments, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO or CDO is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund, to a limited extent, may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

STATEMENT OF INVESTMENTS
September 30, 2022 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 126.8%
Advertising - 2.3%
Advantage Sales & Marketing Inc., Sr. Scd. Notes		6.50	11/15/2028	853,000	[b,c]	677,278
Clear Channel Outdoor Holdings Inc., Sr. Scd. Notes		5.13	8/15/2027	1,205,000	[b,c]	1,019,884
CMG Media Corp., Gtd. Notes		8.88	12/15/2027	1,233,000	[b,c]	943,615
Outfront Media Capital LLC, Gtd. Notes		5.00	8/15/2027	975,000	[b,c]	852,925
Summer BC Holdco B SARL, Sr. Scd. Bonds	EUR	5.75	10/31/2026	720,000	[c]	603,394
					4,097,096
Aerospace & Defense - 1.1%
Bombardier Inc., Sr. Unscd. Notes		7.50	3/15/2025	280,000	[c]	272,658
TransDigm Inc., Gtd. Notes		4.88	5/1/2029	1,003,000	[b]	812,430
TransDigm Inc., Sr. Scd. Notes		6.25	3/15/2026	911,000	[b,c]	885,210
					1,970,298
Airlines - 1.8%
American Airlines Inc., Sr. Scd. Notes		5.50	4/20/2026	952,870	[b,c]	896,493
American Airlines Inc., Sr. Scd. Notes		5.75	4/20/2029	590,000	[c]	515,822
American Airlines Inc., Sr. Scd. Notes		11.75	7/15/2025	836,000	[b,c]	874,389
Hawaiian Brand Intellectual Property Ltd., Sr. Scd. Notes		5.75	1/20/2026	200,000	[c]	176,699
United Airlines Inc., Sr. Scd. Notes		4.38	4/15/2026	770,000	[b,c]	688,565
					3,151,968
Automobiles & Components - 4.5%
Dealer Tire LLC, Sr. Unscd. Notes		8.00	2/1/2028	1,809,000	[b,c]	1,597,313
Ford Motor Co., Sr. Unscd. Notes		4.75	1/15/2043	1,790,000	[b]	1,190,431
Ford Motor Co., Sr. Unscd. Notes		5.29	12/8/2046	525,000	[b]	371,262
Ford Motor Credit Co., Sr. Unscd. Notes		4.00	11/13/2030	1,620,000		1,267,213
Ford Motor Credit Co., Sr. Unscd. Notes		5.11	5/3/2029	1,190,000	[b]	1,035,318
IHO Verwaltungs GmbH, Sr. Scd. Bonds		6.00	5/15/2027	1,450,000	[b,c,d]	1,239,612
IHO Verwaltungs GmbH, Sr. Scd. Notes	EUR	3.88	5/15/2027	960,000	[c,d]	725,201
Standard Profil Automotive GmbH, Sr. Scd. Bonds	EUR	6.25	4/30/2026	675,000	[c]	407,890
					7,834,240
Banks - 1.0%
Bank of America Corp., Jr. Sub. Notes, Ser. JJ		5.13	6/20/2024	570,000	[e]	532,991
Citigroup Inc., Jr. Sub. Notes , Ser. U		5.00	9/12/2024	855,000	[b,e]	762,983

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 126.8% (continued)
Banks - 1.0% (continued)
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. HH		4.60	2/1/2025	620,000	[e]	541,632
					1,837,606
Beverage Products - .5%
Primo Water Holdings Inc., Gtd. Notes		4.38	4/30/2029	1,070,000	[b,c]	871,933
Building Materials - 2.4%
Eco Material Technologies Inc., Sr. Scd. Notes		7.88	1/31/2027	1,531,000	[b,c]	1,358,677
Griffon Corp., Gtd. Notes		5.75	3/1/2028	1,050,000	[b]	904,391
JELD-WEN Inc., Gtd. Notes		4.63	12/15/2025	800,000	[b,c]	649,500
PCF GmbH, Sr. Scd. Bonds	EUR	4.75	4/15/2026	975,000	[c]	773,799
Standard Industries Inc., Sr. Unscd. Notes		4.75	1/15/2028	640,000	[b,c]	542,243
					4,228,610
Chemicals - 3.4%
Consolidated Energy Finance SA, Gtd. Notes		5.63	10/15/2028	1,502,000	[b,c]	1,208,253
Iris Holdings Inc., Sr. Unscd. Notes		8.75	2/15/2026	996,000	[b,c,d]	922,665
Italmatch Chemicals SpA, Sr. Scd. Notes, 3 Month EURIBOR +4.75%	EUR	5.94	9/30/2024	1,430,000	[c,f]	1,325,792
Olympus Water US Holding Corp., Sr. Scd. Notes	EUR	3.88	10/1/2028	669,000	[c]	499,767
Olympus Water US Holding Corp., Sr. Scd. Notes		4.25	10/1/2028	731,000	[b,c]	563,093
Olympus Water US Holding Corp., Sr. Unscd. Notes		6.25	10/1/2029	791,000	[b,c]	543,393
Trinseo Materials Finance Inc., Gtd. Bonds		5.13	4/1/2029	280,000	[c]	165,739
Trinseo Materials Finance Inc., Gtd. Notes		5.38	9/1/2025	960,000	[c]	778,670
					6,007,372
Collateralized Loan Obligations Debt - 7.5%
Battalion X Ltd. CLO, Ser. 2016-10A, Cl. DR2, 3 Month LIBOR +6.61%		9.39	1/25/2035	1,000,000	[c,f]	818,765
Chenango Park Ltd. CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +5.80%		8.31	4/15/2030	1,000,000	[c,f]	820,042
CIFC Funding Ltd. CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR +5.00%		7.74	4/18/2031	2,000,000	[b,c,f]	1,637,060
Crown Point 8 Ltd. CLO, Ser. 2019-8A, Cl. ER, 3 Month LIBOR +7.13%		9.84	10/20/2034	2,375,000	[c,f]	2,068,050
Euro-Galaxy VII DAC CLO, Ser. 2019-7A, Cl. ER, 3 Month EURIBOR +6.20%	EUR	6.35	7/25/2035	1,000,000	[c,f]	765,125

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 126.8% (continued)
Collateralized Loan Obligations Debt - 7.5% (continued)
Northwoods Capital 27 Ltd. CLO, Ser. 2021-27A, Cl. E, 3 Month LIBOR +7.04%		9.78	10/17/2034	1,150,000	[c,f]	931,296
Octagon Investment Partners 33 Ltd. CLO, Ser. 2017-1A, Cl. D, 3 Month LIBOR +6.30%		9.01	1/20/2031	1,525,000	[b,c,f]	1,281,099
Octagon Investment Partners 39 Ltd. CLO, Ser. 2018-3A, Cl. E, 3 Month LIBOR +5.75%		8.46	10/20/2030	2,000,000	[b,c,f]	1,681,808
Octagon Investment Partners 46 Ltd. CLO, Ser. 2020-2A, Cl. ER, 3 Month LIBOR +6.60%		9.11	7/15/2036	2,000,000	[c,f]	1,708,856
OZLM VI Ltd. CLO, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%		8.79	4/17/2031	2,000,000	[c,f]	1,516,374
					13,228,475
Commercial & Professional Services - 8.6%
Albion Financing 1 SARL, Sr. Scd. Notes	EUR	5.25	10/15/2026	540,000	[c]	456,061
Albion Financing 1 SARL, Sr. Scd. Notes		6.13	10/15/2026	655,000	[b,c]	554,556
Allied Universal Holdco LLC, Sr. Scd. Notes		6.63	7/15/2026	1,260,000	[b,c]	1,125,268
APX Group Inc., Gtd. Notes		5.75	7/15/2029	1,516,000	[b,c]	1,201,794
BCP V Modular Services Finance II PLC, Sr. Scd. Bonds	EUR	4.75	11/30/2028	960,000	[c]	758,747
HealthEquity Inc., Gtd. Notes		4.50	10/1/2029	1,120,000	[b,c]	947,509
La Financiere Atalian SASU, Gtd. Bonds	EUR	5.13	5/15/2025	1,160,000		1,086,296
La Financiere Atalian SASU, Gtd. Bonds	EUR	5.13	5/15/2025	1,060,000	[c]	992,650
MPH Acquisition Holdings LLC, Sr. Scd. Notes		5.50	9/1/2028	1,180,000	[b,c]	975,718
PECF USS Intermediate Holding III Corp., Sr. Unscd. Notes		8.00	11/15/2029	1,190,000	[b,c]	872,589
Prime Security Services Borrower LLC, Scd. Notes		6.25	1/15/2028	1,429,000	[b,c]	1,221,783
Prime Security Services Borrower LLC, Sr. Scd. Notes		5.75	4/15/2026	1,248,000	[c]	1,176,047
The Hertz Corp., Gtd. Notes		4.63	12/1/2026	1,468,000	[b,c]	1,194,191
Verisure Holding AB, Sr. Scd. Bonds	EUR	3.88	7/15/2026	460,000	[c]	389,007
Verisure Midholding AB, Gtd. Notes	EUR	5.25	2/15/2029	2,200,000	[c]	1,595,521
Verscend Escrow Corp., Sr. Unscd. Notes		9.75	8/15/2026	634,000	[c]	612,688
					15,160,425
Consumer Discretionary - 10.9%
Banijay Group SAS, Sr. Unscd. Notes	EUR	6.50	3/1/2026	1,490,000	[c]	1,299,057

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 126.8% (continued)
Consumer Discretionary - 10.9% (continued)
Caesars Entertainment Inc., Sr. Scd. Notes		6.25	7/1/2025	580,000	[b,c]	559,944
Caesars Entertainment Inc., Sr. Unscd. Notes		4.63	10/15/2029	1,447,000	[b,c]	1,109,180
Carnival Corp., Gtd. Bonds	EUR	7.63	3/1/2026	265,000	[c]	204,958
Carnival Corp., Sr. Unscd. Notes		7.63	3/1/2026	1,549,000	[b,c]	1,179,587
CCM Merger Inc., Sr. Unscd. Notes		6.38	5/1/2026	1,760,000	[b,c]	1,609,362
CDI Escrow Issuer Inc., Sr. Unscd. Notes		5.75	4/1/2030	720,000	[b,c]	629,935
Churchill Downs Inc., Gtd. Notes		4.75	1/15/2028	440,000	[c]	381,342
Everi Holdings Inc., Gtd. Notes		5.00	7/15/2029	1,251,000	[b,c]	1,028,089
Hilton Domestic Operating Co., Gtd. Notes		3.63	2/15/2032	510,000	[c]	391,450
Hilton Domestic Operating Co., Gtd. Notes		4.00	5/1/2031	420,000	[c]	340,179
International Game Technology PLC, Sr. Scd. Notes		4.13	4/15/2026	720,000	[b,c]	658,991
Las Vegas Sands Corp., Sr. Unscd. Notes		3.20	8/8/2024	810,000		764,170
Maison Finco PLC, Sr. Scd. Bonds	GBP	6.00	10/31/2027	870,000	[c]	704,992
Melco Resorts Finance Ltd., Sr. Unscd. Notes		4.88	6/6/2025	860,000	[b,c]	638,406
NCL Corp., Gtd. Notes		5.88	3/15/2026	334,000	[b,c]	254,608
NCL Corp., Sr. Scd. Notes		5.88	2/15/2027	1,182,000	[b,c]	986,485
Royal Caribbean Cruises Ltd., Gtd. Notes		9.25	1/15/2029	140,000	[c]	138,163
Royal Caribbean Cruises Ltd., Sr. Scd. Notes		8.25	1/15/2029	280,000	[c]	273,008
Royal Caribbean Cruises Ltd., Sr. Unscd. Notes		5.50	8/31/2026	1,392,000	[b,c]	1,066,662
Scientific Games Holdings LP, Sr. Unscd. Notes		6.63	3/1/2030	1,857,000	[b,c]	1,491,570
Scientific Games International Inc., Gtd. Notes		7.25	11/15/2029	815,000	[b,c]	759,580
Station Casinos LLC, Gtd. Notes		4.50	2/15/2028	770,000	[c]	633,157
TUI Cruises GmbH, Sr. Unscd. Notes	EUR	6.50	5/15/2026	1,473,000	[c]	1,097,146
Wynn Las Vegas LLC, Gtd. Notes		5.50	3/1/2025	1,046,000	[b,c]	980,813
					19,180,834
Consumer Staples - 1.3%
Kronos Acquisition Holdings Inc., Sr. Scd. Notes		5.00	12/31/2026	1,350,000	[b,c]	1,186,346
Newell Brands Inc., Sr. Unscd. Notes		4.45	4/1/2026	794,000	[b]	731,623
Newell Brands Inc., Sr. Unscd. Notes		5.63	4/1/2036	460,000		379,927
					2,297,896

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 126.8% (continued)
Diversified Financials - 7.1%
Compass Group Diversified Holdings LLC, Gtd. Notes		5.25	4/15/2029	910,000	[b,c]	715,365
Encore Capital Group Inc., Sr. Scd. Bonds	GBP	5.38	2/15/2026	695,000	[c]	689,963
Garfunkelux Holdco 3 SA, Sr. Scd. Bonds	GBP	7.75	11/1/2025	910,000	[c]	797,607
Garfunkelux Holdco 3 SA, Sr. Scd. Notes	EUR	6.75	11/1/2025	935,000	[c]	713,096
Icahn Enterprises LP, Gtd. Notes		6.25	5/15/2026	760,000	[b]	711,375
Nationstar Mortgage Holdings Inc., Gtd. Notes		6.00	1/15/2027	1,480,000	[b,c]	1,265,178
Navient Corp., Sr. Unscd. Notes		5.00	3/15/2027	1,660,000	[b]	1,359,983
Navient Corp., Sr. Unscd. Notes		5.50	3/15/2029	600,000	[b]	456,905
Navient Corp., Sr. Unscd. Notes		6.75	6/15/2026	1,525,000	[b]	1,386,256
OneMain Finance Corp., Gtd. Notes		6.13	3/15/2024	1,120,000	[b]	1,080,542
OneMain Finance Corp., Gtd. Notes		6.63	1/15/2028	1,010,000	[b]	868,918
PennyMac Financial Services Inc., Gtd. Notes		5.38	10/15/2025	910,000	[c]	779,169
PennyMac Financial Services Inc., Gtd. Notes		5.75	9/15/2031	1,168,000	[b,c]	837,075
Rocket Mortgage LLC, Gtd. Notes		3.63	3/1/2029	1,130,000	[b,c]	872,275
					12,533,707
Electronic Components - 1.1%
Sensata Technologies BV, Gtd. Notes		5.88	9/1/2030	980,000	[b,c]	919,044
TTM Technologies Inc., Gtd. Notes		4.00	3/1/2029	1,160,000	[b,c]	936,584
					1,855,628
Energy - 14.7%
Antero Midstream Partners LP, Gtd. Notes		5.75	3/1/2027	1,340,000	[b,c]	1,242,075
Antero Resources Corp., Gtd. Notes		5.38	3/1/2030	555,000	[b,c]	500,219
Antero Resources Corp., Gtd. Notes		7.63	2/1/2029	527,000	[b,c]	527,171
Archrock Partners LP, Gtd. Notes		6.25	4/1/2028	1,142,000	[b,c]	1,006,148
Blue Racer Midstream LLC, Sr. Unscd. Notes		6.63	7/15/2026	1,870,000	[b,c]	1,750,096
Blue Racer Midstream LLC, Sr. Unscd. Notes		7.63	12/15/2025	510,000	[b,c]	490,375
Colgate Energy Partners III LLC, Gtd. Notes		5.88	7/1/2029	522,000	[b,c]	467,146
CQP Holdco LP, Sr. Scd. Notes		5.50	6/15/2031	2,400,000	[b,c]	2,034,840
Crestwood Midstream Partners LP, Gtd. Notes		5.63	5/1/2027	646,000	[b,c]	586,016
Crestwood Midstream Partners LP, Gtd. Notes		5.75	4/1/2025	1,200,000	[b]	1,140,216
CrownRock LP, Sr. Unscd. Notes		5.00	5/1/2029	653,000	[b,c]	577,806
CVR Energy Inc., Gtd. Bonds		5.25	2/15/2025	1,565,000	[c]	1,411,606

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 126.8% (continued)
Energy - 14.7% (continued)
EnLink Midstream LLC, Gtd. Notes		6.50	9/1/2030	686,000	[c]	671,484
EQM Midstream Partners LP, Sr. Unscd. Notes		4.00	8/1/2024	741,000	[b]	690,681
EQM Midstream Partners LP, Sr. Unscd. Notes		5.50	7/15/2028	969,000	[b]	830,297
EQM Midstream Partners LP, Sr. Unscd. Notes		7.50	6/1/2027	242,000	[b,c]	231,054
Matador Resources Co., Gtd. Notes		5.88	9/15/2026	1,098,000		1,060,761
Occidental Petroleum Corp., Sr. Unscd. Notes		6.13	1/1/2031	258,000	[b]	254,757
Occidental Petroleum Corp., Sr. Unscd. Notes		6.45	9/15/2036	800,000	[b]	801,968
Occidental Petroleum Corp., Sr. Unscd. Notes		7.50	5/1/2031	1,410,000	[b]	1,476,637
Occidental Petroleum Corp., Sr. Unscd. Notes		8.88	7/15/2030	1,980,000	[b]	2,208,829
Precision Drilling Corp., Gtd. Notes		7.13	1/15/2026	725,000	[b,c]	681,051
Rockcliff Energy II LLC, Sr. Unscd. Notes		5.50	10/15/2029	1,962,000	[b,c]	1,722,364
Southwestern Energy Co., Gtd. Notes		5.38	3/15/2030	370,000	[b]	334,186
Southwestern Energy Co., Gtd. Notes		5.38	2/1/2029	1,127,000	[b]	1,024,342
Southwestern Energy Co., Gtd. Notes		8.38	9/15/2028	475,000	[b]	492,990
USA Compression Partners LP, Gtd. Notes		6.88	4/1/2026	1,738,000	[b]	1,601,697
					25,816,812
Environmental Control - 1.5%
Covanta Holding Corp., Gtd. Notes		4.88	12/1/2029	1,231,000	[b,c]	997,098
Covanta Holding Corp., Gtd. Notes		5.00	9/1/2030	470,000		369,385
Harsco Corp., Gtd. Notes		5.75	7/31/2027	1,143,000	[b,c]	716,231
Waste Pro USA Inc., Sr. Unscd. Notes		5.50	2/15/2026	713,000	[b,c]	627,194
					2,709,908
Food Products - 1.4%
Albertsons Cos., Gtd. Notes		4.88	2/15/2030	660,000	[b,c]	559,271
Post Holdings Inc., Gtd. Notes		4.63	4/15/2030	1,350,000	[c]	1,111,732
Post Holdings Inc., Gtd. Notes		5.50	12/15/2029	760,000	[c]	658,177
United Natural Foods Inc., Gtd. Notes		6.75	10/15/2028	200,000	[c]	183,335
					2,512,515
Forest Products & Paper - .7%
Ahlstrom-Munksjo Holding 3 Oy, Sr. Scd. Bonds		4.88	2/4/2028	1,460,000	[b,c]	1,168,938
Health Care - 7.7%
CHEPLAPHARM Arzneimittel GmbH, Sr. Scd. Notes		5.50	1/15/2028	1,430,000	[b,c]	1,182,953
Chrome Holdco SASU, Gtd. Notes	EUR	5.00	5/31/2029	850,000	[c]	634,154

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 126.8% (continued)
Health Care - 7.7% (continued)
Cidron Aida Finco SARL, Sr. Scd. Bonds	GBP	6.25	4/1/2028	1,315,000	[c]	1,162,864
Community Health Systems Inc., Sr. Scd. Notes		5.25	5/15/2030	689,000	[b,c]	481,284
Community Health Systems Inc., Sr. Scd. Notes		5.63	3/15/2027	942,000	[b,c]	726,489
DaVita Inc., Gtd. Notes		4.63	6/1/2030	1,180,000	[b,c]	915,922
Laboratoire Eimer Selas, Gtd. Notes	EUR	5.00	2/1/2029	510,000	[c]	362,038
Medline Borrower LP, Sr. Unscd. Notes		5.25	10/1/2029	1,626,000	[b,c]	1,230,768
Nidda Healthcare Holding GmbH, Sr. Scd. Notes	EUR	3.50	9/30/2024	1,430,000	[c]	1,275,268
Organon & Co., Sr. Scd. Notes		4.13	4/30/2028	400,000	[c]	342,894
Organon & Co., Sr. Unscd. Notes		5.13	4/30/2031	1,494,000	[b,c]	1,226,320
Prime Healthcare Services Inc., Sr. Scd. Notes		7.25	11/1/2025	1,420,000	[b,c]	1,269,310
Tenet Healthcare Corp., Gtd. Notes		6.13	10/1/2028	2,030,000	[b,c]	1,781,739
Tenet Healthcare Corp., Scd. Notes		6.25	2/1/2027	975,000	[b,c]	912,098
					13,504,101
Industrial - 1.8%
Husky III Holding Ltd., Sr. Unscd. Notes		13.00	2/15/2025	1,723,000	[b,c,d]	1,624,987
Titan Acquisition Ltd., Sr. Unscd. Notes		7.75	4/15/2026	425,000	[b,c]	336,426
TK Elevator US Newco Inc., Sr. Scd. Notes		5.25	7/15/2027	1,310,000	[b,c]	1,116,913
					3,078,326
Information Technology - 1.7%
Athenahealth Group Inc., Sr. Unscd. Notes		6.50	2/15/2030	3,165,000	[b,c]	2,508,104
Boxer Parent Co., Sr. Scd. Notes	EUR	6.50	10/2/2025	570,000	[c]	525,809
					3,033,913
Insurance - 2.2%
AmWINS Group Inc., Sr. Unscd. Notes		4.88	6/30/2029	1,140,000	[b,c]	948,825
AssuredPartners Inc., Sr. Unscd. Notes		5.63	1/15/2029	659,000	[b,c]	513,025
AssuredPartners Inc., Sr. Unscd. Notes		7.00	8/15/2025	1,505,000	[b,c]	1,392,635
GTCR AP Finance Inc., Sr. Unscd. Notes		8.00	5/15/2027	445,000	[b,c]	410,248
HUB International Ltd., Gtd. Notes		7.00	5/1/2026	690,000	[b,c]	655,500
					3,920,233

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 126.8% (continued)
Internet Software & Services - 3.6%
Cogent Communications Group Inc., Gtd. Notes		7.00	6/15/2027	1,100,000	[b,c]	1,035,871
Match Group Holdings II LLC, Sr. Unscd. Notes		3.63	10/1/2031	1,210,000	[b,c]	915,274
Northwest Fiber LLC, Sr. Scd. Notes		4.75	4/30/2027	631,000	[b,c]	550,399
Northwest Fiber LLC, Sr. Unscd. Notes		6.00	2/15/2028	2,395,000	[b,c]	1,861,161
NortonLifeLock Inc., Gtd. Notes		6.75	9/30/2027	603,000	[c]	580,035
TripAdvisor Inc., Gtd. Notes		7.00	7/15/2025	518,000	[b,c]	504,394
Uber Technologies Inc., Gtd. Notes		4.50	8/15/2029	990,000	[b,c]	834,075
					6,281,209
Materials - 5.6%
ARD Finance SA, Sr. Scd. Notes	EUR	5.00	6/30/2027	1,600,000	[c,d]	1,078,055
ARD Finance SA, Sr. Scd. Notes		6.50	6/30/2027	696,419	[b,c,d]	478,252
Ardagh Packaging Finance PLC, Sr. Scd. Notes		5.25	4/30/2025	980,000	[b,c]	918,084
Crown Americas LLC, Gtd. Notes		5.25	4/1/2030	470,000	[c]	423,642
Graham Packaging Co., Gtd. Notes		7.13	8/15/2028	753,000	[b,c]	606,300
Kleopatra Finco SARL, Sr. Scd. Bonds	EUR	4.25	3/1/2026	1,250,000	[c]	990,723
LABL Inc., Sr. Scd. Notes		6.75	7/15/2026	636,000	[b,c]	577,660
LABL Inc., Sr. Unscd. Notes		8.25	11/1/2029	1,177,000	[b,c]	857,728
LABL Inc., Sr. Unscd. Notes		10.50	7/15/2027	218,000	[b,c]	185,830
Mauser Packaging Solutions Holding Co., Sr. Scd. Bonds	EUR	4.75	4/15/2024	980,000	[c]	900,645
Mauser Packaging Solutions Holding Co., Sr. Unscd. Notes		7.25	4/15/2025	3,093,000	[b,c]	2,725,196
					9,742,115
Media - 13.1%
Altice Financing SA, Sr. Scd. Bonds		5.75	8/15/2029	2,665,000	[b,c]	2,045,681
CCO Holdings LLC, Sr. Unscd. Notes		4.75	3/1/2030	1,119,000	[b,c]	910,541
CCO Holdings LLC, Sr. Unscd. Notes		5.00	2/1/2028	1,820,000	[b,c]	1,572,416
CSC Holdings LLC, Gtd. Notes		5.38	2/1/2028	1,045,000	[b,c]	914,072
CSC Holdings LLC, Gtd. Notes		6.50	2/1/2029	1,780,000	[b,c]	1,574,882
CSC Holdings LLC, Sr. Unscd. Notes		5.75	1/15/2030	1,170,000	[b,c]	833,742
CSC Holdings LLC, Sr. Unscd. Notes		7.50	4/1/2028	1,735,000	[b,c]	1,417,981
DISH DBS Corp., Gtd. Notes		5.88	11/15/2024	1,600,000	[b]	1,430,264
DISH DBS Corp., Sr. Scd. Bonds		5.25	12/1/2026	568,000	[b,c]	466,397
Gray Television Inc., Gtd. Notes		4.75	10/15/2030	1,348,000	[b,c]	1,012,237
Nexstar Media Inc., Gtd. Notes		5.63	7/15/2027	1,240,000	[b,c]	1,142,508
Radiate Holdco LLC, Sr. Scd. Notes		4.50	9/15/2026	1,055,000	[b,c]	866,709
Radiate Holdco LLC, Sr. Unscd. Notes		6.50	9/15/2028	1,301,000	[b,c]	910,167
Scripps Escrow II Inc., Sr. Unscd. Notes		5.38	1/15/2031	1,046,000	[b,c]	793,652
Scripps Escrow Inc., Gtd. Notes		5.88	7/15/2027	970,000	[b,c]	845,758

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 126.8% (continued)
Media - 13.1% (continued)
Summer BidCo BV, Sr. Unscd. Bonds	EUR	9.00	11/15/2025	1,242,443	[c,d]	899,939
TEGNA Inc., Gtd. Notes		5.00	9/15/2029	1,504,000	[b]	1,387,846
UPC Broadband Finco BV, Sr. Scd. Notes		4.88	7/15/2031	230,000	[b,c]	178,858
UPC Holding BV, Sr. Scd. Notes		5.50	1/15/2028	470,000	[b,c]	395,373
Virgin Media Finance PLC, Gtd. Notes		5.00	7/15/2030	1,180,000	[b,c]	869,513
Ziggo Bond Co. BV, Gtd. Notes		5.13	2/28/2030	840,000	[b,c]	602,188
Ziggo Bond Co. BV, Sr. Unscd. Notes		6.00	1/15/2027	890,000	[b,c]	744,147
Ziggo BV, Sr. Scd. Notes		4.88	1/15/2030	1,520,000	[b,c]	1,203,323
					23,018,194
Metals & Mining - .4%
Arconic Corp., Scd. Notes		6.13	2/15/2028	825,000	[b,c]	730,591
Real Estate - 3.0%
Blackstone Mortgage Trust Inc., Sr. Scd. Notes		3.75	1/15/2027	170,000	[c]	139,674
Brookfield Property REIT Inc., Sr. Scd. Notes		4.50	4/1/2027	1,200,000	[b,c]	985,907
Iron Mountain Inc., Gtd. Notes		5.00	7/15/2028	610,000	[c]	525,844
Iron Mountain Inc., Gtd. Notes		5.25	7/15/2030	1,110,000	[c]	920,923
Ladder Capital Finance Corp., Gtd. Notes		4.75	6/15/2029	186,000	[b,c]	139,556
Ladder Capital Finance Corp., Gtd. Notes		5.25	10/1/2025	2,004,000	[b,c]	1,846,305
Starwood Property Trust Inc., Sr. Unscd. Notes		3.75	12/31/2024	720,000	[b,c]	653,526
					5,211,735
Retailing - 5.6%
B&M European Value Retail SA, Sr. Scd. Notes	GBP	3.63	7/15/2025	1,260,000		1,198,287
Macy's Retail Holdings LLC, Gtd. Notes		4.50	12/15/2034	2,008,000	[b]	1,315,822
Macy's Retail Holdings LLC, Gtd. Notes		5.88	4/1/2029	770,000	[b,c]	619,003
New Red Finance Inc., Sr. Scd. Notes		3.88	1/15/2028	1,422,000	[b,c]	1,239,835
Staples Inc., Sr. Scd. Notes		7.50	4/15/2026	1,790,000	[b,c]	1,505,488
Staples Inc., Sr. Unscd. Notes		10.75	4/15/2027	590,000	[c]	438,102
The Michaels Companies, Sr. Scd. Notes		5.25	5/1/2028	578,000	[b,c]	406,978
The Very Group Funding PLC, Sr. Scd. Bonds	GBP	6.50	8/1/2026	1,363,000	[c]	1,058,038
White Cap Parent LLC, Sr. Unscd. Notes		8.25	3/15/2026	1,008,000	[b,c,d]	855,929
Yum! Brands Inc., Sr. Unscd. Notes		5.38	4/1/2032	1,410,000	[b]	1,253,128
					9,890,610

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 126.8% (continued)
Technology Hardware & Equipment - .2%
Banff Merger Sub Inc., Sr. Unscd. Notes	EUR	8.38	9/1/2026	302,000	[c]	279,806
Telecommunication Services - 7.1%
Altice France Holding SA, Gtd. Notes		6.00	2/15/2028	1,068,000	[b,c]	679,705
Altice France Holding SA, Sr. Scd. Notes	EUR	8.00	5/15/2027	670,000	[c]	499,820
Altice France SA, Sr. Scd. Notes		5.50	1/15/2028	1,160,000	[b,c]	920,396
Altice France SA, Sr. Scd. Notes		5.50	10/15/2029	957,000	[b,c]	722,443
Altice France SA, Sr. Scd. Notes		8.13	2/1/2027	1,305,000	[b,c]	1,169,273
Ciena Corp., Gtd. Notes		4.00	1/31/2030	250,000	[c]	209,096
CommScope Inc., Gtd. Notes		8.25	3/1/2027	1,271,000	[b,c]	1,052,045
Connect Finco SARL, Sr. Scd. Notes		6.75	10/1/2026	2,964,000	[b,c]	2,596,144
Lorca Telecom Bondco SA, Sr. Scd. Bonds	EUR	4.00	9/18/2027	1,470,000	[c]	1,257,577
Matterhorn Telecom SA, Sr. Scd. Notes	EUR	3.13	9/15/2026	730,000	[c]	626,901
Telecom Italia SpA, Sr. Unscd. Notes		5.30	5/30/2024	1,135,000	[b,c]	1,073,534
ViaSat Inc., Sr. Unscd. Notes		5.63	9/15/2025	1,020,000	[b,c]	793,366
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	EUR	3.25	1/31/2031	1,040,000	[c]	773,720
					12,374,020
Transportation - .8%
First Student Bidco Inc., Sr. Scd. Notes		4.00	7/31/2029	1,620,000	[b,c]	1,315,896
Utilities - 2.2%
Calpine Corp., Sr. Unscd. Notes		4.63	2/1/2029	1,695,000	[b,c]	1,384,484
Clearway Energy Operating LLC, Gtd. Notes		4.75	3/15/2028	104,000	[c]	92,759
Pike Corp., Gtd. Notes		5.50	9/1/2028	565,000	[b,c]	458,373
Vistra Corp., Jr. Sub. Notes		7.00	12/15/2026	2,186,000	[b,c,e]	1,913,307
					3,848,923
Total Bonds and Notes (cost $258,548,911)				222,693,933

Floating Rate Loan Interests - 7.0%
Chemicals - .2%
Polar US Borrower LLC, Initial Term Loan, 3 Month LIBOR +4.75%		7.21	10/15/2025	370,459	[f]	302,543
Industrial - 1.1%
SPX FLOW Inc., Term Loan, 1 Month Term SOFR +4.60%		7.63	4/5/2029	1,293,104	[f]	1,200,971
VAC Germany Holding GmbH, Term Loan B, 3 Month LIBOR +4.00%		7.67	3/8/2025	838,655	[f]	777,852
					1,978,823

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 7.0% (continued)
Information Technology - 1.4%
ECL Entertainment LLC, Term Loan B, 1 Month LIBOR +7.50%	10.62	4/30/2028	1,185,000	[f]	1,176,113
Ivanti Software Inc., First Lien Term Loan B, 3 Month LIBOR +4.25%	7.33	12/1/2027	620,263	[f]	486,196
Mitchell International, Second Lien Initial Term Loan, 3 Month LIBOR +6.50%	9.57	10/15/2029	851,282	[f]	799,141
				2,461,450
Insurance - 1.1%
Asurion LLC, New Term Loan B-4, 1 Month LIBOR +5.25%	8.37	1/15/2029	1,657,513	[f]	1,276,285
Asurion LLC, Second Lien Term Loan B-3, 1 Month LIBOR +5.25%	8.37	2/3/2028	770,000	[f]	584,238
				1,860,523
Media - .7%
DIRECTV Financing LLC, Closing Date Term Loan, 1 Month LIBOR +5.00%	8.12	8/2/2027	1,415,282	[f]	1,321,965
Retailing - .6%
Great Outdoors Group LLC, Term Loan B-2, 1 Month LIBOR +3.75%	6.27	3/5/2028	1,127,154	[f]	1,045,435
Technology Hardware & Equipment - .6%
Mcafee Corp., Tranche Term Loan B-1, 1 Month Term SOFR +3.75%	6.36	3/1/2029	1,137,150	[f]	1,040,288
Telecommunication Services - 1.3%
CCI Buyer Inc., First Lien Initial Term Loan, 3 Month Term SOFR +4.00%	7.55	12/17/2027	2,328,322	[f]	2,200,847
Total Floating Rate Loan Interests (cost $13,300,390)			12,211,874
			Shares
Common Stocks - .0%
Information Technology - .0%
Skillsoft Corp.			14,781	[g]	27,049
Media - .0%
Altice USA Inc., Cl. A			8,400	[g]	48,972
Total Common Stocks (cost $319,765)			76,021

Exchange-Traded Funds - .6%
Registered Investment Companies - .6%
SPDR Blackstone Senior Loan ETF (cost $1,122,143)			25,800		1,054,446

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 6.5%
Registered Investment Companies - 6.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $11,360,558)	3.03	11,360,558	[h] 11,360,558
Total Investments (cost $284,651,767)		140.9%	247,396,832
Liabilities, Less Cash and Receivables		(40.9%)	(71,839,992)
Net Assets		100.0%	175,556,840

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, these securities were valued at $187,577,194 or 106.85% of net assets.

d Payment-in-kind security and interest may be paid in additional par.

e Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g Non-income producing security.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Communications	28.1
Consumer, Cyclical	24.0
Consumer, Non-cyclical	18.9
Industrial	15.3
Energy	14.7
Financial	14.5
Collateralized Loan Obligations	7.5
Investment Companies	7.1
Basic Materials	4.7
Technology	3.9
Utilities	2.2
140.9

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 3/31/2022	Purchases ($)†	Sales ($)	Value ($) 9/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 6.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 6.5%	14,550,394	78,577,946	(81,767,782)	11,360,558	112,212

† Includes reinvested dividends/distributions.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	25,383,992	Euro	26,325,000	10/31/2022	(470,870)
British Pound	1,000,000	United States Dollar	1,106,518	10/31/2022	10,782
Goldman Sachs & Co. LLC
United States Dollar	7,339,978	British Pound	6,840,000	10/31/2022	(302,354)
Gross Unrealized Appreciation					10,782
Gross Unrealized Depreciation					(773,224)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	273,291,209	236,036,274
Affiliated issuers	11,360,558	11,360,558
Cash		138,818
Cash denominated in foreign currency	2,607,310	2,631,197
Receivable for investment securities sold		4,649,709
Dividends and interest receivable		4,066,640
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		10,782
Prepaid expenses		43,639
		258,937,617
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		175,630
Loan payable—Note 2		80,000,000
Payable for investment securities purchased		2,049,072
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		773,224
Interest payable—Note 2		264,373
Trustees’ fees and expenses payable		9,098
Other accrued expenses		109,380
		83,380,777
Net Assets ($)		175,556,840
Composition of Net Assets ($):
Paid-in capital		277,577,745
Total distributable earnings (loss)		(102,020,905)
Net Assets ($)		175,556,840

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	72,736,534
Net Asset Value Per Share ($)	2.41

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended September 30, 2022 (Unaudited)

Investment Income ($):
Income:
Interest	9,532,207
Dividends:
Unaffiliated issuers	16,071
Affiliated issuers	112,212
Total Income	9,660,490
Expenses:
Management fee—Note 3(a)	1,066,380
Interest expense—Note 2	1,147,348
Professional fees	91,360
Registration fees	37,328
Prospectus and shareholders’ reports	24,571
Trustees’ fees and expenses—Note 3(c)	20,534
Shareholder servicing costs	9,964
Custodian fees—Note 3(b)	9,263
Chief Compliance Officer fees—Note 3(b)	4,805
Miscellaneous	20,074
Total Expenses	2,431,627
Net Investment Income	7,228,863
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(20,958,771)
Net realized gain (loss) on forward foreign currency exchange contracts	5,106,001
Net Realized Gain (Loss)	(15,852,770)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(28,464,957)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(904,554)
Net Change in Unrealized Appreciation (Depreciation)	(29,369,511)
Net Realized and Unrealized Gain (Loss) on Investments	(45,222,281)
Net (Decrease) in Net Assets Resulting from Operations	(37,993,418)

See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended September 30, 2022 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(130,256,202)
Proceeds from sales of portfolio securities	141,987,713
Net purchase (sales) of short-term securities	3,189,836
Dividends and interest income received	10,536,085
Interest and loan fees paid	(989,600)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(1,113,258)
Operating expenses paid	(236,367)
Net realized gain (loss) from forward foreign currency
exchange contracts transactions	5,106,001
Net Cash Provided (or Used) in Operating Activities		28,224,208
Cash Flows from Financing Activities ($):
Dividends paid to shareholders	(9,419,532)
Decrease in loan outstanding	(16,000,000)
Decrease in Cash Overdraft due to Custodian	(182,177)
Net Cash Provided (or Used) in Financing Activities		(25,601,709)
Effect of Foreign Exchange Rate Changes on Cash		24,309
Net Increase (Decrease) in Cash		2,646,808
Cash and cash denominated in foreign currency at beginning of period		123,207
Cash and Cash Denominated in Foreign Currency at End of Period		2,770,015
Reconciliation of Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities ($):
Net (Decrease) in Net Assets Resulting From Operations		(37,993,418)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash
Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost		40,030,527
Decrease in dividends and interest receivable		875,595
Increase in receivable for investment securities sold		(1,463,830)
Decrease in prepaid expenses		34,196
Decrease in Due to BNY Mellon Investment Adviser, Inc. and affiliates		(32,810)
Decrease in payable for investment securities purchased		(2,686,579)
Increase in interest and loan fees payable		157,748
Decrease in Trustees' fees and expenses payable		(900)
Decrease in other accrued expenses		(65,832)
Net change in unrealized (appreciation) depreciation on investments		29,369,511
Net Cash Provided (or Used) in Operating Activities		28,224,208

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Operations ($):
Net investment income	7,228,863	17,225,331
Net realized gain (loss) on investments	(15,852,770)	7,639,167
Net change in unrealized appreciation (depreciation) on investments	(29,369,511)	(25,173,219)
Net Increase (Decrease) in Net Assets Resulting from Operations	(37,993,418)	(308,721)
Distributions ($):
Distributions to shareholders	(8,073,755)	(17,889,926)
Beneficial Interest Transactions ($):
Distributions reinvested	-	95,258
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	-	95,258
Total Increase (Decrease) in Net Assets	(46,067,173)	(18,103,389)
Net Assets ($):
Beginning of Period	221,624,013	239,727,402
End of Period	175,556,840	221,624,013
Capital Share Transactions (Shares):
Shares issued for distributions reinvested	-	28,846
Net Increase (Decrease) in Shares Outstanding	-	28,846

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

Six Months Ended
September 30, 2022		Year Ended March 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	3.05	3.30	2.59	3.32	3.42	3.56
Investment Operations:
Net investment income[a]	.10	.24	.24	.25	.26	.27
Net realized and unrealized gain (loss) on investments	(.63)	(.24)	.73	(.72)	(.08)	(.12)
Total from Investment Operations	(.53)	(.00)[b]	.97	(.47)	.18	.15
Distributions:
Dividends from net investment income	(.11)	(.26)	(.26)	(.26)	(.28)	(.29)
Net asset value, end of period	2.41	3.05	3.30	2.59	3.32	3.42
Market value, end of period	2.11	2.78	3.09	2.27	3.07	3.19
Market Price Total Return (%)	(20.47)[c]	(2.72)	49.32	(19.39)	5.56	2.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.47[d]	1.71	1.85	2.77	2.84	2.35
Ratio of interest expense and loan fees to average net assets	1.16[d]	.42	.58	1.48	1.57	1.07
Ratio of net investment income to average net assets	7.33[d]	7.27	7.87	7.49	7.87	7.57
Portfolio Turnover Rate	48.27[c]	78.09	85.59	70.93	61.37	47.03
Net Assets, end of period ($ x 1,000)	175,557	221,624	239,727	188,270	241,186	248,890
Average borrowings outstanding ($ x 1,000)	86,891	96,000	92,800	110,784	114,389	116,241
Weighted average number of fund
shares outstanding ($ x 1,000)	72,737	72,724	72,708	72,708	72,708	72,708
Average amount of debt per share ($)	1.19	1.32	1.28	1.52	1.57	1.60

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DHF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities and floating rate loan interests, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	-	13,228,475	-	13,228,475
Corporate Bonds	-	209,465,458	-	209,465,458
Equity Securities - Common Stocks	76,021	-	-	76,021
Exchange-Traded Funds	1,054,446	-	-	1,054,446
Floating Rate Loan Interests	-	12,211,874	-	12,211,874
Investment Companies	11,360,558	-	-	11,360,558
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	10,782	-	10,782
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(773,224)	-	(773,224)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

High Yield Risk: The fund invests primarily in high yield debt securities. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade instruments, though generally higher yielding, are

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

characterized by higher risk. These instruments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade instruments. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade instruments could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Collateralized Loan Obligation Risk: The fund invests in collateralized loan obligations (“CLO”). Holders of CLOs and other types of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. Collateralized debt obligations (“CDO”), such as CLOs, may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and CDOs may be characterized by the fund as illiquid securities, especially investments in mezzanine and subordinated/equity tranches of CLOs; however, an active dealer market may exist for certain investments and more senior CLO tranches, which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments, CLOs and CDOs carry additional risks, including, but not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the class of CLO held by the fund is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Common Stock Risk: The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services.

Floating Rate Loans Risk: The fund is permitted to invest up to 10% of the fund’s total assets in floating rate loans. Unlike publicly-traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be “securities” for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.

(f) Dividends and distributions to Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Shareholders will have their distributions reinvested in additional shares of the fund, unless such shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On September 27, 2022, the Board declared a cash dividend of $.0185 per share from undistributed net investment income, payable on October 26, 2022 to shareholders of record as of the close of business on October 12, 2022. The ex-dividend date was October 11, 2022.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended March 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $46,089,766 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2022. The fund has $13,420,003 of short-term capital losses and $32,669,763 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2022 was as follows: ordinary income $17,889,926. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022 (“FASB Effective Date”). Management had evaluated the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management will be adopting ASU 2020-04 and ASU 2021-01 on FASB Effective Date or if amended ASU 2020-04 new extended FASB Effective Date, if any. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Borrowings:

The fund has a $125,000,0000 Committed Facility Agreement with BNP Paribas Prime Brokerage International, Limited (the “BNPP Agreement”), which is an evergreen facility with a lock-up term of 179 days. Under the terms of the BNPP Agreement, the fund may make “Borrowings” on a collateralized basis with certain fund assets used as collateral, which amounted to $159,533,972 at September 30, 2022. The interest to be paid by the fund on such Borrowings is determined with reference to the principal amount of each such Borrowings outstanding from time to time. Any commitment fees with respect to the BNPP Agreement have been waived and there is no fee in connection with any renewal thereof.

During the period ended September 30, 2022, total fees pursuant to the BNPP Agreement amounted to $1,147,348 of interest expense. These fees are included in Interest expense in the Statement of Operations.

The average amount of Borrowings outstanding under the BNPP Agreement during the period ended September 30, 2022 was $86,890,710 with a related weighted average annualized interest rate of 2.63%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with the Adviser, the management and administration fee is computed at the annual rate of .75% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended September 30, 2022, the fund was charged $9,263 pursuant to the custody agreement.

During the period ended September 30, 2022, the fund was charged $4,805 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $165,845, Custodian fees of $7,500 and Chief Compliance Officer fees of $2,285.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2022, amounted to $126,668,820 and $142,866,831, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2022 is discussed below.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at September 30, 2022 are set forth in the Statement of Investments.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	10,782	(773,224)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	10,782	(773,224)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	10,782	(773,224)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Capital, Inc.	10,782		(10,782)	-	-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Capital, Inc.	(470,870)		10,782	-	(460,088)
Goldman Sachs & Co. LLC	(302,354)		-	-	(302,354)
Total	(773,224)		10,782	-	(762,442)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2022:

Average Market Value ($)
Forward contracts	31,675,793

At September 30, 2022, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $38,017,377, consisting of $1,594,688 gross unrealized appreciation and $39,612,065 gross unrealized depreciation.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At September 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

Effective November 1, 2022, the Adviser, has engaged Alcentra NY, LLC (“Alcentra NY”) to serve as the sub-adviser to the fund, pursuant to a sub-investment advisory agreement between the Adviser and Alcentra NY (the “Sub-Advisory Agreement”). As sub-adviser to the fund, Alcentra NY, subject to the Adviser’s supervision, provides day-to-day management of the fund’s investments. Alcentra NY, located at 200 Park Avenue, 7th Floor, New York, New York 10166, is a registered investment adviser specializing in sub-investment grade corporate credit investment strategies. Alcentra NY was founded in 2002 and, together with Alcentra Limited, managed more than $34 billion in assets as of September 30, 2022. Alcentra NY is a subsidiary of Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton (“Franklin Templeton”). Franklin Templeton, through its specialist investment managers, offers boutique specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives, and multi-asset solutions.

There is no increase in the advisory fee payable by the fund to the Adviser and the sub-advisory fee payable to Alcentra NY under the Sub-Advisory Agreement is payable by the Adviser, not the fund.

At a Special Meeting of Shareholders held on October 13, 2022, shareholders of the fund approved the Sub-Advisory Agreement. For the results of the shareholder voting, see “Proxy Results (unaudited)”.

ADDITIONAL INFORMATION (Unaudited)

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.im.bnymellon.com, under Investments. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-PORT or Form N-CSR for the period that includes the date as of which the information was current.

PROXY RESULTS (Unaudited)

The fund’s shareholders voted on the following proposal presented at the annual shareholders’ meeting held on August 16, 2022.

	Shares
	For	Authority Withheld
To elect one Class I Trustee: †
Bradley J. Skapyak	50,190,733	2,360,067
To elect two Class II Trustees: †
Roslyn M. Watson	49,306,350	3,244,450
Benaree Pratt Wiley	49,362,274	3,188,526

† The term of this Class I Trustee expires in 2024.

†† The terms of these Class II Trustees expire in 2025.

A special meeting of the fund’s shareholders was held on October 13, 2022. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Against	Abstain
To approve a sub-investment advisory agreement between BNY Mellon Investment Adviser, Inc., on behalf of the fund, and Alcentra NY, LLC.	34,812,920	2,526,952	4,881,992

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INTERIM SUB-INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees (the “Board”) held on August 4, 2022 (the “August Meeting”), the Board considered and approved an interim sub-investment advisory agreement (the “Interim Sub-Advisory Agreement”) and a sub-investment advisory agreement (the “Sub-Advisory Agreement”), each between the fund’s investment adviser, BNY Mellon Investment Adviser, Inc. (“BNYM Adviser”), on behalf of the fund, and Alcentra NY, LLC (“Alcentra NY”), pursuant to which Alcentra NY would provide day-to-day management of the fund’s portfolio, and agreed to recommend that shareholders of the fund approve the Sub-Advisory Agreement at a shareholder meeting to be held on October 13, 2022. At the time of the meeting, the fund’s portfolio managers were dual employees of BNYM Adviser and Alcentra NY, and managed the fund as employees of BNYM Adviser. Alcentra NY is a subsidiary of Alcentra Group Holdings, Inc. (together with Alcentra NY, “Alcentra”), which then was an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), the parent company of BNYM Adviser. At the August Meeting, representatives of BNYM Adviser stated that, in May 2022, BNY Mellon entered into a definitive agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, pursuant to which Franklin Templeton will, subject to certain regulatory approvals and satisfaction of other conditions, acquire Alcentra (the “Transaction”). They noted that the Transaction was expected to be completed during the fourth quarter of 2022 (the “Closing Date”), at which time Alcentra NY will become a subsidiary of Franklin Templeton and the fund’s portfolio managers will cease being employees of BNYM Adviser and will be employees of Alcentra NY only. To enable the fund’s portfolio managers to continue to provide day-to-day management of the fund’s investments as employees of Alcentra NY, the Board members present in person at the August Meeting, including a majority of the Board members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (“Independent Board Members”), unanimously approved the Sub-Advisory Agreement, subject to shareholder approval, and the Interim Sub-Advisory Agreement, which does not require shareholder approval, that would go into effect for a limited period of time if shareholders have not approved the Sub-Advisory Agreement on or before the Closing Date. As required under the 1940 Act, the Interim Sub-Advisory Agreement expires upon the earlier of 150 days after the Closing Date or upon shareholder approval and effectiveness of the Sub-Advisory Agreement. There are no material differences between the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement, except for the term and termination and fee payment provisions.

At the August Meeting, the Board discussed the Transaction and BNYM Adviser recommended the approval of the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement in order to provide continuity of portfolio management for the fund after the Closing Date. The Board, including a majority of the Independent Board Members, considered information presented to them as part of the annual review of the fund’s Management Agreement, which was most recently reapproved by the Board at a meeting held March 2-3, 2022 (the “15(c) Meeting”). At the 15(c) Meeting, the

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INTERIM SUB-INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Independent Board Members requested and received information from BNYM Adviser and Alcentra NY they deemed reasonably necessary for their review of the Management Agreement and the performance of the fund’s portfolio managers as dual employees of BNYM Adviser and Alcentra NY. The information received by the Board included information related to the fees paid by the fund to BNYM Adviser and the profitability of BNYM Adviser and its affiliates with respect to the fund, among other items, in accordance with Section 15(c) of the 1940 Act. Management believed that there were no material changes to the information presented at the 15(c) Meeting relevant to the Board’s consideration of the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, other than the information about the Transaction, Alcentra NY, Alcentra Group Holdings, Inc. and Franklin Templeton.

In connection with the August Meeting and in accordance with Section 15(c) of the 1940 Act, the Board requested, and BNYM Adviser and Alcentra NY provided, materials relating to the Transaction, Alcentra NY, Alcentra Group Holdings, Inc. and Franklin Templeton in connection with the Board’s consideration of whether to approve the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on Alcentra NY, as well as information regarding Alcentra Group Holdings, Inc. and its business activities, personnel and affiliates. The Board noted that BNYM Adviser and Alcentra NY represented that there would be no diminution in the nature, extent or quality of the services provided to the fund in connection with the implementation of the Sub-Advisory Agreement or the Interim Sub-Advisory Agreement. Accordingly, the Board also considered information presented to them as part of the annual agreement review process at the 15(c) Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under state law and the 1940 Act. It was noted that the Transaction would comply with Section 15(f) of the 1940 Act in that 75% or more of the Board was comprised of Independent Board Members and would remain so for three years following the Closing Date, and that no “unfair burden” (as defined in the 1940 Act) would be imposed on the fund by Alcentra NY during the two-year period following the Closing Date.

In voting to approve the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, the Board considered whether the approval of the agreements would be in the best interests of the fund and its shareholders, an evaluation based on several factors including those discussed below. The Independent Board Members were represented by legal counsel that is independent of BNYM Adviser and Alcentra NY in connection with their consideration of approval of the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. The factors discussed below were also considered by the Independent Board Members in executive session during which such independent legal counsel provided guidance and a written description to the Independent Board Members of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements. Based on their discussions and considerations described below, the Board, including a majority of the Independent Board Members, approved the Sub-Advisory Agreement, subject to shareholder approval, and the Interim Sub-Advisory Agreement that would go into effect, without shareholder approval, for a limited period of time only if shareholders have not approved the Sub-Advisory Agreement on or before the Closing Date. It is currently anticipated that the Sub-Advisory Agreement, if approved by shareholders, will be reviewed by the Board as part of its annual review of advisory arrangements for the fund in the first quarter of 2023.

Nature, Extent and Quality of Services to be Provided under the Sub-Advisory Agreement. In examining the nature, extent and quality of the services to be provided by Alcentra NY to the fund under the Sub-Advisory Agreement, the Board considered (i) Alcentra NY’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) Alcentra NY’s expertise in providing portfolio management services to the fund through dual employees and the performance history of the fund; (iii) Alcentra NY’s investment strategy for the fund; (iv) the fund’s long- and short-term performance relative to comparable funds and unmanaged indices; and (v) Alcentra NY’s compliance program. The Board specifically took into account that there were currently no long-term or short-term plans to make changes to the investment policies, strategies or objective of the fund, or to the status of Chris Barris and Kevin Cronk as primary portfolio managers of the fund, as a result of the Transaction or in connection with the implementation of the Sub-Advisory Agreement. The Board members considered the specific responsibilities in all aspects of the day-to-day management of the fund by Alcentra NY, and the fact that existing management of Alcentra currently expects that the involvement of Messrs. Barris and Cronk in the portfolio management of the fund will be unaffected by the Transaction. The Board also considered the financial resources that will be available to Alcentra NY. The fund’s Chief Compliance Officer discussed the compliance infrastructure of the fund following the Transaction. The Board also discussed the acceptability of the terms of the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

The Board concluded that the fund will continue to benefit from the quality and experience of Alcentra NY’s investment professionals, specifically including Messrs. Barris and Cronk, who will continue to provide services to the fund after the Transaction. Based on its consideration and review of the foregoing information, the Board concluded that it was satisfied with the nature, extent and quality of the sub-investment advisory services expected to be provided by Alcentra NY.

Fund Investment Performance. Because existing management of Alcentra currently expects that the involvement of Messrs. Barris and Cronk in the portfolio management of the fund will be unaffected by the Transaction, the Board members considered the investment performance of those investment professionals in managing the fund’s portfolio as a factor in evaluating the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

At the 15(c) Meeting, the Board received and reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing the fund’s performance with the performance of a group of funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds (the “Performance

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INTERIM SUB-INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Universe”), all for various periods ended December 31, 2021. It was noted that, while the Board has found the Broadridge data generally useful, the Board members recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. BNYM Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board concluded that it was generally satisfied with the fund’s overall performance and portfolio management.

At the August Meeting, the Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s performance with its Performance Group and Performance Universe, all for various periods ended May 31, 2022. BNYM Adviser also provided information comparing the fund’s performance with its benchmark index and Morningstar category percentile ranking, all for various periods ended July 31, 2022. The Board discussed with representatives of BNYM Adviser and Alcentra NY the results of the comparisons and considered the fund’s performance in light of overall financial market conditions. Where the fund’s total return performance was below the median during specified periods, the Board noted the explanations from BNYM Adviser and Alcentra NY concerning the fund’s relative performance versus the Performance Group or Performance Universe for such periods. Based on its review, the Board concluded that it was generally satisfied with the fund’s overall performance and portfolio management.

The Board members discussed with representatives of BNYM Adviser and Alcentra NY that the investment strategies to be employed by Alcentra NY in the management of the fund’s assets are currently expected to remain the same under the Sub-Advisory Agreement. The Board also considered the fact that existing management of Alcentra currently expects that the involvement of Messrs. Barris and Cronk in the portfolio management of the fund will be unaffected by the Transaction as employees solely of Alcentra NY. Based on its consideration and review of the foregoing, the Board concluded that these factors supported a decision to approve the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

Management Fee and Sub-Advisory Fee and Expense Ratio. The Board considered the proposed fee payable under the Sub-Advisory Agreement, noting that the proposed fee would be paid by BNYM Adviser, and, thus, would not impact the fees paid by the fund. At the 15(c) Meeting, the Board reviewed and considered the contractual management fee payable by the fund to BNYM Adviser pursuant to the Management Agreement. The Board also reviewed reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board concluded that the fees paid to BNYM Adviser were appropriate under the circumstances and in light of the factors and the totality of the services provided.

At the August Meeting, the Board considered the proposed fee payable to Alcentra NY under the Sub-Advisory Agreement in relation to the fee paid to BNYM Adviser by the fund and the respective services to be provided by Alcentra NY and BNYM Adviser. The Board noted that the proposed fee would be paid by BNYM Adviser and, thus, would not impact the fees paid by the fund. The Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of its Expense Group and Expense Universe, the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board determined that the advisory fees and other expenses continued to be reasonable in light of the nature, extent and quality of the services to be provided to the fund under the Management Agreement and Sub-Advisory Agreement. The Board concluded that the proposed fee payable by BNYM Adviser to Alcentra NY in its capacity as sub-investment adviser was reasonable and appropriate.

Profitability. The Board recognized that, because the proposed fee payable under the Sub-Advisory Agreement to Alcentra NY would be paid by BNYM Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement. At the 15(c) Meeting, the Board received and considered a profitability analysis of BNYM Adviser and its affiliates in providing services to the fund. BNYM Adviser representatives reviewed the expenses allocated and profit received by BNYM Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to BNYM Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by BNYM Adviser and its affiliates.

At the August Meeting, the Board noted that because Alcentra NY would no longer be an affiliate of BNYM Adviser after the Closing Date, the fee payable to Alcentra NY by BNYM Adviser under the Sub-Advisory Agreement would have the effect of potentially reducing BNYM Adviser’s profitability with respect to the fund. The Board, therefore, determined that BNYM Adviser’s expected profitability should not be excessive in light of the nature, extent and quality of the services to be provided to the fund after the Transaction. Consideration of profitability with respect to Alcentra NY was not relevant to the Board’s determination to approve the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

Economies of Scale. The Board recognized that, because the proposed fee payable under the Sub-Advisory Agreement to Alcentra NY would be paid by BNYM Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Management Agreement. At the 15(c) Meeting, the Board

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INTERIM SUB-INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

discussed any economies of scale or other efficiencies that may result from increases in the fund’s assets. The Board noted that there are various ways to share potential economies of scale with fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders.

At the August Meeting, the Board concluded that no material impact to the analysis of economies of scale is expected as a result of the Transaction and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

Other Benefits to Alcentra NY. At the August Meeting, the Board considered potential benefits to Alcentra NY from acting as sub-investment adviser and noted that no such ancillary benefits were indicated. At the August Meeting, the Board also considered the benefits to be received by BNY Mellon and Alcentra NY as a result of the Transaction and determined that any such ancillary benefits were reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Board Members, approved the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement for the fund.

OFFICERS AND TRUSTEES
BNY Mellon High Yield Strategies Fund

240 Greenwich Street
New York, NY 10286

Trustees	Officers (continued)
Independent Board Members:	Assistant Treasurers (continued)
Joseph S. DiMartino, Chairman	Robert Salviolo
Francine J. Bovich	Robert Svagna
Andrew J. Donohue	Chief Compliance Officer
Kenneth A. Himmel	Joseph W. Connolly
Roslyn M. Watson	Portfolio Managers
Benaree Pratt Wiley	Chris Barris
Interested Board Member:	Kevin Cronk
Bradley Skapyak
Officers
President	Adviser
David DiPetrillo	BNY Mellon Investment Adviser, Inc.
Chief Legal Officer
Peter M. Sullivan
Vice President and Secretary	Custodian
James Bitetto	The Bank of New York Mellon
Vice Presidents and Assistant Secretaries	Counsel
Deirdre Cunnane	K&L Gates LLP
Sarah S. Kelleher	Transfer Agent, Registar and
Jeff Prusnofsky	Dividend Disbursing Agent
Amanda Quinn	Computershare Inc.
Natalya Zelensky	Stock Exchange Listing
Treasurer	NYSE Symbol: DHF
James Windels	Initial SEC Effective Date
Vice Presidents	4/23/98
Daniel Goldstein
Joseph Martella
Assistant Treasurers
Gavin C. Reilly

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon High Yield Strategies Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DHF

For more information about the fund, visit https://im.bnymellon.com/us/en/products/closed-end-funds.jsp. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0430SA0922

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The fund did not participate in a securities lending program during this period.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon High Yield Strategies Fund

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: November 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: November 21, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: November 21, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)